Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23AB

THIRTY-FIFTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTY-FIFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	CSG agrees to ****** Precision eCare®—Consolidator Services (Module C) ******* fee to $**** per *********** for the term of the Agreement.

2.

As a result, Schedule F, “FEES,” CSG SERVICES, Section III. entitled “Payment Procurement,” is hereby AMENDED to delete in its entirety subsection B. entitled “Precision eCare™—Consolidator Services (Module C)” and replace it with the following:

B.	Precision eCare®—Consolidator Services (Module C) (Note 3) (Note 5)

Description of Item/Unit of Measure	Frequency	Fee
1. Installation Services (Note 1)	*** *******		*****
2. Consolidator Services (per ***********) (**** *) ***** *)	*******	$	******

Note 1: All installation services and the associated fees must be set forth in a mutually agreed upon statement of work.

Note 2: “Transaction” means a bill distributed. Customer will be charged a Transaction Fee for ***** ******* ****** **** by CSG on behalf of the Customer, to the Consolidator Services provider **** *****.

Note 3: In the event Customer wishes to utilize additional functionality provided by the Precision eCare Suite, Customer recognizes that such additional functionality must be provided pursuant to a subsequent Amendment to the Agreement and an implementation SOW.

Note 4: Notwithstanding the ****** price ******** outlined in the Agreement (Section 4 entitled “Increase in Fees”) CSG shall not ******** the Consolidator Services per *********** fee until ******** *** **** at which time the parties may enter into negotiation for any on-going fees related to the Consolidator Service. In the event the parties are unable to agree, CSG shall no longer be obligated to provide and Customer shall no longer be obligated to pay for such Service.

Note 5: Upon installation of the Precision eCare®—Consolidator Services (Module C), CSG shall provide and Customer is committed to use and pay for such Service through the expiration of the Agreement (including any applicable Termination Assistance) or the earlier termination of the Agreement or the Service in accordance with Section 19. Termination.

* * * * * * *

[Remainder of page intentionally left blank. Signature page follows.]

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.23AB

IN WITNESS THEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Michael K McClaskey	By: /s/ Michael J Henderson
Name: Michael K. McClaskey	Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer	Title: EVP Sales & Marketing
Date: 8/20/13	Date: 8/22/13

[Signature page to Thirty-fifth Amendment to

CSG Master Subscriber Management System Agreement Between CSG Systems, Inc. and Dish Network L.L.C.]

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